First National Corporation (NASDAQCM: FXNC)

Investor Presentation

September 2022

First National Corporation

Cautionary Statement Regarding Forward-Looking Statements

First National Corporation (the Company) makes forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements may include, but are not limited to, statements regarding profitability, liquidity, adequacy of capital, allowance for loan losses, interest rate sensitivity, market risk, growth strategy, and the impact of the Company's acquisitions of The Bank of Fincastle (Fincastle) and the SmartBank Richmond office loan portfolio, including the expected benefits of the acquisitions and the potential impact of the acquisitions on the Company's liquidity and capital levels, as well as certain financial and other goals. The words "believes," "expects," "may," "will," "should," "projects," "contemplates," "anticipates," "forecasts," "intends," or other similar words or terms are intended to identify forward-looking statements. These forward-looking statements are subject to significant uncertainties.

Because of these and other uncertainties, actual future results may be materially different from the results indicated by these forward-looking statements. In addition, past results of operations do not necessarily indicate future results. The following presentation should be read in conjunction with the consolidated financial statements and related notes included in Part II, Item 8, and Item 1A. Risk Factors of the Company's Form 10-K for the year ended December 31, 2021.

Overview of First National Corporation

FirstBank
there's power in one

- Locations: 20



Winchester
Strasburg
Washington D.C.
Staunton
Virginia
Richmond
Roanoke
Virginia Beach

Q2 2022 YTD Financial Snapshot

Balance Sheet	Total Assets	$1.4B
	Gross Loans	$880M
	Total Deposits	$1.3B
	Loans / Deposits	67.9%
Profitability	NIM	3.39%
	ROAA	1.07%
	ROAE	14.16%
	Efficiency Ratio	63.5%
Regulatory Capital	TCE / TA[3]	6.88%
	Tier 1 Leverage[1]	8.87%
	Tier 1 Capital Ratio[1]	13.56%
	Total Capital Ratio[1]	14.23%
Asset Quality	NCOs / Average Loans	(0.02%)
	NPAs / Assets[2]	0.15%
	Loan Loss Reserves / Gross Loans	0.70%

1) Represents bank-level ratio
2) Nonperforming assets defined as nonaccrual loans and real estate owned
3) See Slide 20 for certain calculations related to GAAP to Non-GAAP reconciliations
Note: Grey shading indicates FXNC market presence in respective county or city
Second quarter 2022 financial information is unaudited.

Attractive Markets of Operation

County	Market Rank	Branches (#)	Deposits In Market ($000)	Deposit Market Share (%)	'22 – '27 Proj. Pop Change (%)	'22 Median HHI ($)	'22 – '27 Proj. HHI Growth (%)
Active Branch Markets							
Shenandoah	1	3	$327,678	35.68%	3.43%	$66,405	10.37%
Botetourt	2	6	236,276	39.02	2.59	81,906	11.25
Winchester (City)	3	1	192,784	8.73	2.51	67,511	8.65
Frederick	5	2	94,837	8.63	6.07	90,002	6.88
Warren	3	2	93,289	13.91	4.13	79,830	11.12
Staunton (City)	5	1	51,734	5.61	4.19	61,593	10.71
Waynesboro (City)	7	1	44,535	7.47	4.68	51,824	10.69
Rockingham	8	1	39,655	3.08	4.24	73,365	13.25
Richmond (City)	11	1	34,976	0.11	4.93	56,228	12.41
Buckingham	3	1	26,436	22.41	2.19	56,517	9.42
Prince Edward	6	1	23,357	5.11	1.97	51,091	7.22
FXNC Average					**3.48%**	**$71,354**	**10.14%**
Virginia Average					**3.51%**	**$84,251**	**10.00%**
National Average					**3.21%**	**$72,465**	**12.10%**

Note: Sorted by number of First Bank deposits in market; Deposit and demographic data as of June 30, 2021
Source: S&P Global Market Intelligence; FDIC

Deep Management Team with Significant Experience in the Markets We Operate In

Executive Officers	**Scott Harvard** *President / CEO* *40+ Years Experience*	**Dennis Dysart** *Sr. EVP / COO* *25+ Years Experience*	**Shane Bell** *EVP / CFO* *25+ Years Experience*	
Senior Management	**Chris Martin** *EVP / CRO* *20+ Years Experience*	**Sam Crow** *EVP / CCO* *30+ Years Experience*	**Lisa Rutherford** *SVP / Human Resources* *20+ Years Experience*	**Blake Curtis** *SVP / Wealth Management* *35+ Years Experience*
Market Executives	**Jim Youngblood** *EVP / SLO* *Northern Shenandoah Valley / Winchester* *30+ Years Experience*	**Paul Martin** *Market President* *Southern Shenandoah Valley / Staunton* *35+ Years Experience*	**Scott Steele** *Regional President* *Roanoke Valley / Botetourt County* *25+ Years Experience*	**Matt Paciocco** *Regional Executive* *Richmond Market* *15+ Years Experience*

Products Offerings and Capabilities

Commercial Banking

- 20 branches and 2 LPOs
- Seasoned bankers including 12 full-time lenders, deposit specialists, online and mobile banking
- Cash / treasury management

Retail Banking

- 20 branches
- Call Center
- Online and mobile banking
- Online deposit account opening
- Online mortgage applications

Mortgage

- 5 dedicated residential MLOs
- Diverse and flexible products includes construction and permanent financing, online applications

Wealth Management

- 3 trust officers and 3 operations staff
- Estate planning, investment management of assets, trustee under an agreement, trustee under a will, individual retirement accounts, estate settlement

Balance Sheet Growth



Total Assets ($M)
5Y CAGR 14.2%
$716
$739
$753
$800
$951
$1,389
$1,415
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Q2



Total Net Loans ($M)
5Y CAGR 11.2%
$481
$517
$538
$569
$622
$819
$874
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Q2



Total Deposits ($M)
5Y CAGR 14.1%
$646
$665
$671
$706
$842
$1,249
$1,296
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Q2



Tangible Common Equity ($M)[1]
5Y CAGR 17.5%
$51
$57
$66
$77
$85
$114
$97
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Q2

1) See Slide 20 for certain calculations related to GAAP to Non-GAAP reconciliations
Second quarter 2022 information is unaudited.

Source: S&P Global Market Intelligence

Consistent Earnings & Profitability

Net Income ($M)


$5.9
$6.4
$10.1
$9.6
$8.9
$10.4
$7.6
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022 Q2YTD

Pre-Provision Net Revenue (PPNR) ($M)[2]


$8.3
$10.3
$13.0
$12.2
$13.9
$12.3
$9.8
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022 Q2YTD

Net Interest Margin (%)


3.61%
3.77%
3.93%
3.88%
3.50%
3.13%
3.39%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022 Q2YTD

Efficiency Ratio (%)[1]


71.0%
66.4%
63.1%
65.3%
62.5%
64.4%
63.5%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022 Q2YTD

- Net income and pre-provision net revenue remained positive during pandemic, the acquisition of The Bank of Fincastle, and the expansion into the Richmond, VA market
- Noninterest income supported earnings, which included service charges on deposits, ATM and check card income, and wealth management revenue
- Committed to efficient operations with the goal of growing revenue while leveraging improved processes and technology

1) See Slide 20 for certain calculations related to GAAP to Non-GAAP reconciliations
2) Pre-provision net revenue is defined as net interest income plus noninterest income less noninterest expense
Second quarter 2022 information is unaudited

Source: S&P Global Market Intelligence

Consistent Earnings & Profitability (cont.)

ROAA (%)


0.84%
0.89%
1.34%
1.23%
0.98%
0.88%
1.07%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022 Q2YTD

ROAE (%)


12.00%
11.57%
16.36%
13.19%
10.92%
10.30%
14.16%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022 Q2YTD

FTEs (#)[1]


153
202
2016Y
2021Y

PPNR / Employee ($)


$53,987
$60,866
2016Y
2021Y

Operating Expense / Avg Assets (%)


3.3%
2.8%
2016Y
2021Y

- Return on average equity averaged 12.39% from 2016Y through 2021Y
- Merger expenses totaled $3.5 million and impacted 2021Y earnings
- Pre-provision net revenue (PPNR) per employee improved by 13% to $61 thousand per employee in 2021Y
- Asset growth outpaced expense growth resulting in an improved operating expense to average asset ratio of 2.8% in 2021Y

1) Full-time equivalent employees
Second quarter 2022 information is unaudited.

Source: S&P Global Market Intelligence

Diversified Revenue

Noninterest Income 2021



Other
19%
Service Charges on Deposits
20%
Brokered Mortgage
5%
Total Noninterest Income
$10.2M
Wealth Management
27%
ATM & Check Card
29%

2021 Total Noninterest Income to Total Revenue: 22.6%

Wealth Management Fees

2020 - $2.2M	2021 - $2.7M

Source: S&P Global Market Intelligence

Wealth Management Division Assets Under Management ($M)



$187.2
$209.9
$217.6
$284.6
$338.5
$400.0
12/31/16
12/31/17
12/31/18
12/31/19
12/31/20
12/31/21

Noninterest Income 2021Y Highlights

- Fees from ATM/check card and other customer services increased significantly and were positively impacted by the merger of The Bank of Fincastle with and into First Bank
- Wealth management revenue increased $504 thousand, or 23%, and assets under management increased $61.5 million, or 18%, compared to 2020Y
- Other operating income increased $442 thousand compared to 2020Y from partnerships that invest in title companies and finance small businesses

Asset Quality Trends


Loan Loss Reserves / Gross Loans (%)
1.09%
1.02%
0.92%
0.86%
1.19%
0.69%
0.70%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Q2


NPAs / Assets (%)
0.29%
0.21%
0.46%
0.18%
0.71%
0.30%
0.15%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Q2

Second quarter 2022 information is unaudited.

Source: S&P Global Market Intelligence

Capital Ratios and Trends

Tangible Common Equity / Tangible Assets (%)[1]


7.08%
7.75%
8.80%
9.63%
8.93%
8.21%
6.88%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Q2

Bank Tier 1 Leverage Ratio (%)[2]


8.48%
8.46%
9.26%
10.13%
8.80%
8.82%
8.87%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Q2

Bank Tier 1 Risk-Based Capital Ratio (%)[2]


12.38%
12.09%
12.71%
13.99%
14.57%
14.09%
13.56%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Q2

Bank Total Risk-Based Capital Ratio (%)[2]


13.47%
13.12%
13.62%
14.84%
15.82%
14.76%
14.23%
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Q2

1) See Slide 20 for certain calculations related to GAAP to Non-GAAP reconciliations. (2) represents bank-level capital ratios. Second quarter 2022 information is unaudited.

Source: S&P Global Market Intelligence

Creating Shareholder Value


Tangible Book Value per Share ($)[1]
5Y CAGR 12.2%
$10.26
$11.57
$13.35
$15.50
$17.47
$18.28
$15.54
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
2022Q2


Diluted EPS after Extraordinary ($)
Common Dividends Declared per Share ($)
$1.20
$1.30
$2.04
$1.92
$1.82
$1.86
$1.21
$0.12
$0.14
$0.20
$0.36
$0.44
$0.48
$0.28
2016Y
2017Y
2018Y
2019Y
2020Y
2021Y
Q2-22YTD

1) See Slide 20 for certain calculations related to GAAP to Non-GAAP reconciliations.
Second quarter 2022 information is unaudited.

Source: S&P Global Market Intelligence

First National Growth History

1907 – First Bank opened for business in Shenandoah County, Virginia

1983 – Created First National Corporation (FXNC) as the bank holding company of First Bank

2005 – Created a Wealth Management division with a team lift from BB&T in the Winchester market

2015 – Acquired branches from Bank of America:
- Added 6 branch offices and low-cost deposits in Rockingham County, Augusta County, Prince Edward and Buckingham County. First Bank added experienced lending team to deploy deposits into loans

2017 – Expanded branch network into the Richmond market and added an experienced market president

2019 – Listed FXNC common stock on the Nasdaq Capital Market Stock Exchange

2021 – Enhanced Richmond presence with the acquisition of a loan portfolio, team and office from SmartBank
- Dynamic and experienced banking team with demonstrated ability to generate loan growth. Enhances market presence and complements the existing Richmond branch

2021 – Acquired and merged The Bank of Fincastle into First Bank, adding 6 branch offices in Botetourt County
- Former Fincastle CEO and team on-board and committed to retaining and expanding customer relationships in the greater Roanoke Valley region

Key Strategic Priorities

1. Focus on serving **small-to-medium size businesses** and their owners and employees
2. Continue expansion in **attractive Virginia markets** with organic growth, acquisitions and people
3. Provide **high-tech and personalized service** with calls, clicks, or in-person visits
4. **Improve productivity** with technology and improved processes
5. Further **diversify revenue streams** with additional sources of noninterest income

Investment Highlights

- Low-cost and stable deposit base with strong customer relationships
- Demonstrated ability to grow organically and through acquisitions
- Strong credit quality and disciplined underwriting
- Employees that deliver powerful actions to enhance customer relationships and connect with communities
- Energetic and experienced management team with demonstrated ability to build shareholder value
- Diversified business lines in attractive Virginia markets
- Meaningful inside ownership of 16%

The First National Difference

Full array of products in high growth markets

Loyal customer base with low-cost deposits

Strong foundation poised for future expansion

Low-risk balance sheet with demonstrated shareholder return

Long-tenured, experienced risk professionals committed to enhancing customer experience

Focus on community development and corporate citizenship


FIRST BANK
there's power in one®

First National Corporation

Appendix

Financial Highlights

($M)	Year Ended December 31,							Quarter Ended				
	2016	2017	2018	2019	2020	2021	2Q22YTD	6/30/2021	9/30/2021	12/31/2021	3/31/2022	6/30/2022
Balance Sheet												
Total Assets	$716	$739	$753	$800	$951	$1,389	$1,415	$1,025	$1,356	$1,389	$1,418	$1,415
Gross Loans	$486	$523	$543	$575	$630	$825	$880	$617	$822	$825	$836	$880
Deposits	$646	$665	$671	$706	$842	$1,249	$1,296	$914	$1,213	$1,249	$1,293	$1,296
Gross Loans / Deposits	75.29%	78.53%	80.96%	81.30%	74.77%	66.08%	67.90%	67.52%	67.82%	66.08%	64.69%	67.90%
Capital												
Total Common Equity	$52	$58	$67	$77	$85	$117	$100	$89	$117	$117	$107	$100
TCE / TA	7.08%	7.75%	8.80%	9.63%	8.93%	8.21%	6.88%	8.66%	8.34%	8.21%	7.31%	6.88%
Tier 1 Leverage Ratio[1]	8.48%	8.46%	9.26%	10.13%	8.80%	8.82%	8.87%	8.78%	9.22%	8.83%	8.61%	8.87%
Tier 1 RBC Ratio[1]	12.38%	12.09%	12.71%	13.99%	14.57%	14.09%	13.56%	15.32%	13.81%	14.10%	13.79%	13.56%
Total RBC Ratio[1]	13.47%	13.12%	13.62%	14.84%	15.82%	14.76%	14.23%	16.25%	14.42%	14.76%	14.44%	14.23%
Earnings & Profitability												
Net Income	$6	$6	$10	$10	$9	$10	$8	$3	$2	$2	$4	$4
Provision Expense	$0	$0	$1	$0	$3	($1)	$0	($1)	$0	$0	$0	$0
ROAA	0.84%	0.89%	1.34%	1.23%	0.98%	0.88%	1.07%	1.30%	0.72%	0.64%	1.06%	1.08%
ROAE	12.00%	11.57%	16.36%	13.19%	10.92%	10.30%	14.16%	15.29%	8.71%	7.49%	13.40%	15.04%
Net Interest Margin	3.61%	3.77%	3.93%	3.88%	3.50%	3.13%	3.39%	3.10%	3.08%	3.16%	3.19%	3.42%
Noninterest Income / Avg Assets	1.20%	1.11%	1.13%	1.10%	0.91%	0.86%	0.77%	0.95%	0.79%	0.87%	0.76%	0.78%
Efficiency Ratio	71.05%	66.42%	63.05%	65.28%	62.52%	64.44%	63.50%	63.51%	64.75%	64.80%	64.36%	62.69%
Asset Quality												
NPAs[2] / (Loans + OREO)	0.43%	0.30%	0.63%	0.25%	1.07%	0.50%	0.24%	0.34%	0.49%	0.50%	0.46%	0.24%
LLR / Gross Loans	1.09%	1.02%	0.92%	0.86%	1.19%	0.69%	0.70%	0.89%	0.66%	0.69%	0.70%	0.70%
NCOs / Avg Loans	0.04%	0.02%	0.17%	0.09%	0.07%	0.16%	(0.02%)	0.65%	0.02%	0.04%	(0.06%)	0.01%

1) Represents bank-level ratio
2) Nonperforming assets defined as nonaccrual loans and real estate owned
Quarterly financial information is unaudited.

Source: S&P Global Market Intelligence

Non-GAAP Reconciliation

Tangible Common Equity / Tangible Assets

$000s	Year Ended December 31,						
	2016	2017	2018	2019	2020	2021	2022Q2
Total Common Equity	52,151	58,154	66,674	77,219	84,916	117,039	100,315
Less: Goodwill and Other Intangibles	1,551	930	472	170	19	3,184	3,175
Tangible Common Equity	**$50,600**	**$57,224**	**$66,202**	**$77,049**	**$84,897**	**$113,855**	**$97,140**
Total Assets	716,000	739,110	752,969	800,048	950,932	1,389,437	1,414,690
Less: Goodwill and Other Intangibles	1,551	930	472	170	19	3,184	3,175
Tangible Assets	**$714,449**	**$738,180**	**$752,497**	**$799,878**	**$950,913**	**$1,386,253**	**$1,411,515**
Tangible Common Equity / Tangible Assets	**7.08%**	**7.75%**	**8.80%**	**9.63%**	**8.93%**	**8.21%**	**6.88%**

Efficiency Ratio

$000s	Year Ended December 31,						
	2016	2017	2018	2019	2020	2021	2Q22YTD
Net Interest Income, FTE	23,646	25,638	27,833	28,217	29,666	35,120	22,008
Noninterest Income	8,493	8,292	9,157	8,552	8,225	10,172	5,491
(Gain) Loss on Sale of Securities	(8)	90	1	(1)	(40)	(37)	-
Adjusted Total Revenue	**$32,131**	**$34,020**	**$36,991**	**$36,768**	**$37,851**	**$45,255**	**$27,499**
Noninterest Expense	23,488	23,284	23,761	24,318	23,786	32,732	17,562
Intangible Amortization (Expense)	(771)	(621)	(458)	(302)	(151)	(28)	(9)
Other Real Estate Owned Income (Expense)	120	186	20	(1)	-	(26)	(69)
Gain (Loss) on Disposal of Premises & Equip.	(8)	(252)	(2)	(14)	29	-	(2)
Merger Related Expenses	-	-	-	-	-	(3,514)	(20)
Adjusted Noninterest Expense	**$22,829**	**$22,597**	**$23,321**	**$24,001**	**$23,664**	**$29,164**	**$17,462**
Efficiency Ratio	**71.05%**	**66.42%**	**63.05%**	**65.28%**	**62.52%**	**64.44%**	**63.50%**

Second quarter 2022 information is unaudited.

Source: S&P Global Market Intelligence


there's power in one®
FirstBank

First National Corporation

First National Corporation

NASDAQCM: FXNC

112 W. King Street
Strasburg, VA 22657

888-647-1265

fbvirginia.com

FXNC to Update

Summary Balance Sheet Trends *(Quarterly)*



Total Assets ($M)
$951
$1,028
$1,025
$1,356
$1,389
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1



Total Net Loans ($M)
$623
$631
$612
$817
$819
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1



Total Deposits ($M)
$842
$916
$914
$1213
$1249
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1



Tangible Common Equity ($M)1
$85
$86
$89
$113
$114
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1

1) See Slide 28 for certain calculations related to GAAP to Non-GAAP reconciliations
Source: S&P Global Market Intelligence

FXNC to Update

Summary Performance Ratios *(Quarterly)*


ROAA (%)
1.32%
0.99%
1.30%
0.72%
0.64%
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1


ROAE (%)
15.11%
11.37%
15.29%
8.71%
7.49%
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1


Net Interest Margin (%)
3.32%
3.23%
3.10%
3.08%
3.16%
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1


Efficiency Ratio (%)1
60.86%
64.41%
63.51%
64.75%
64.80%
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1

1) See Slide 28 for certain calculations related to GAAP to Non-GAAP reconciliations
Source: S&P Global Market Intelligence

FXNC to Update

Summary Asset Quality Trends *(Quarterly)*



NPAs / Assets (%)
0.71%
0.66%
0.21%
0.30%
0.30%
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1



NCOs / Avg Loans (%)
0.06%
0.00%
0.65%
0.02%
0.04%
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1



Nonaccrual Loans / Loans (%)
1.07%
1.07%
0.34%
0.26%
0.28%
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1



Loan Loss Reserves / Gross Loans (%)
1.19%
1.17%
0.89%
0.66%
0.69%
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1

Source: S&P Global Market Intelligence

FXNC to Update

Creating Shareholder Value *(Quarterly)*



Tangible Book Value per Share ($)
$17.47
$17.65
$18.21
$18.11
$18.28
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1



Diluted EPS after Extraordinary ($)
Common Dividends Declared per Share ($)
$0.65
$0.50
$0.69
$0.38
$0.35
$0.11
$0.12
$0.12
$0.12
$0.12
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1

Source: S&P Global Market Intelligence

FXNC to Update

Capital Ratios and Trends *(Quarterly)*

Tangible Common Equity / Tangible Assets (%)[1]



8.93%
8.36%
8.66%
8.34%
8.21%
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1

Bank Tier 1 Leverage Ratio (%)



8.80%
8.78%
8.78%
9.22%
8.83%
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1

Bank Tier 1 Risk-Based Capital Ratio (%)



14.57%
14.80%
15.32%
13.81%
14.10%
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1

Bank Total Risk-Based Capital Ratio (%)



15.82%
16.05%
16.25%
14.42%
14.76%
2020Q4
2021Q1
2021Q2
2021Q3
2021Q4
2022Q1

1) See Slide 28 for certain calculations related to GAAP to Non-GAAP reconciliations
Source: S&P Global Market Intelligence

FXNC to Update

Non-GAAP Reconciliation *(Quarterly)*

Tangible Common Equity / Tangible Assets

$000s	Quarter Ended					
	2020Q4	2021Q1	2021Q2	2021Q3	2021Q4	2022Q1
Total Common Equity	84,916	85,926	88,682	116,906	117,039	
Less: Goodwill and Other Intangibles	19	5	-	4,170	3,184	
Tangible Common Equity	**$84,897**	**$85,921**	**$88,682**	**$112,736**	**$113,855**	
Total Assets	950,932	1,028,130	1,024,593	1,355,789	1,389,437	
Less: Goodwill and Other Intangibles	19	5	-	4,170	3,184	
Tangible Assets	**$950,913**	**$1,028,125**	**$1,024,593**	**$1,351,619**	**$1,386,253**	
Tangible Common Equity / Tangible Assets	**8.93%**	**8.36%**	**8.66%**	**8.34%**	**8.21%**	

Efficiency Ratio

$000s	Quarter Ended					
	2020Q4	2021Q1	2021Q2	2021Q3	2021Q4	2022Q1
Net Interest Income, FTE	7,508	7,568	7,560	9,810	10,184	
Noninterest Income	2,170	2,106	2,435	2,648	2,961	
Adjusted Total Revenue	**$9,678**	**$9,674**	**$9,995**	**$12,458**	**$13,145**	
Noninterest Expense	5,914	6,245	6,353	8,085	8,535	
Less: Intangible Amort & Goodwill	24	14	5	5	4	
Less: Foreclosure & Repo	0	0	0	13	13.00	
Adjusted Noninterest Expense	**$5,890**	**$6,231**	**$6,348**	**$8,067**	**$8,531**	
Efficiency Ratio	**60.86%**	**64.41%**	**63.51%**	**64.75%**	**64.90%**	

Source: S&P Global Market Intelligence

FXNC to Update

Non-GAAP Reconciliation

Tangible Common Equity / Tangible Assets

$000s	Year Ended December 31,						
	2016	2017	2018	2019	2020	2021	YTD
Total Common Equity	52,151	58,154	66,674	77,219	84,916	117,039	
Less: Goodwill and Other Intangibles	1,551	930	472	170	19	3,184	
Tangible Common Equity	**$50,600**	**$57,224**	**$66,202**	**$77,049**	**$84,897**	**$113,855**	
Total Assets	716,000	739,110	752,969	800,048	950,932	1,389,437	
Less: Goodwill and Other Intangibles	1,551	930	472	170	19	3,184	
Tangible Assets	**$714,449**	**$738,180**	**$752,497**	**$799,878**	**$950,913**	**$1,386,253**	
Tangible Common Equity / Tangible Assets	**7.08%**	**7.75%**	**8.80%**	**9.63%**	**8.93%**	**8.21%**	

Efficiency Ratio

$000s	Year Ended December 31,						
	2016	2017	2018	2019	2020	2021	YTD
Net Interest Income, FTE	23,646	25,638	27,833	28,217	29,666	35,120	
Noninterest Income	8,485	8,070	8,563	8,551	8,214	10,150	
Adjusted Total Revenue	**$32,131**	**$33,708**	**$36,396**	**$36,768**	**$37,880**	**$45,270**	
Noninterest Expense	23,480	23,032	23,759	24,304	23,815	29,218	
Less: Intangible Amort & Goodwill	771	621	458	302	151	28	
Less: Foreclosure & Repo	(120)	(186)	(20)	1	–	26	
Adjusted Noninterest Expense	**$22,829**	**$22,597**	**$23,321**	**$24,001**	**$23,664**	**$29,164**	
Efficiency Ratio	**71.05%**	**67.04%**	**64.08%**	**65.28%**	**62.47%**	**64.42%**	

Source: S&P Global Market Intelligence

Overview of First National Corporation

FirstBank
there's power in one

● Locations: 20



Winchester
Strasburg
Washington D.C.
Staunton
Virginia
Richmond
Roanoke
Virginia Beach

FY21 Financial Snapshot

Balance Sheet	Total Assets	$1.4B
	Gross Loans	$825M
	Total Deposits	$1.2B
	Loans / Deposits	66.1%
2021 Profitability	NIM	3.13%
	ROAA	0.88%
	ROAE	10.30%
	Efficiency Ratio	64.4%
Regulatory Capital	TCE / TA[3]	8.21%
	Tier 1 Leverage[1]	8.82%
	Tier 1 Capital Ratio[1]	14.09%
	Total Capital Ratio[1]	14.76%
Asset Quality	NCOs / Average Loans	0.16%
	NPAs / Assets[2]	0.30%
	Loan Loss Reserves / Gross Loans	0.69%

1) Represents bank-level ratio
2) Nonperforming assets defined as nonaccrual loans and real estate owned
3) See Slide 20 for certain calculations related to GAAP to Non-GAAP reconciliations
Note: Grey shading indicates FXNC market presence in respective county or city
Source: S&P Global Market Intelligence